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                                                                  Exhibit 23.3




                          INDEPENDENT AUDITORS' CONSENT


We consent to the reference of our firm under the caption "Experts" and to the incorporation by reference in Amendment No. 2 to Form S-1, Registration Statement Under the Securities Act of 1933, of our report dated March 12, 1998 on the financial statements of Bricoleur Capital Management, Inc. (formerly Utah Capital Corporation) for the years ended December 31, 1997, 1996 and 1995.


                                        /s/ Peterson & Co.

                                        PETERSON & CO.

June 3, 1998
San Diego, California